SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) May 28, 2002
                                                 ------------


                                   LEXENT INC.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                   000-31105               13-3990223
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(State or Other Jurisdiction    (Commission             (I.R.S. Employer
of Incorporation)                File Number)            Identification No.)


Three New York Plaza, New York, New York                    10004
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code  (212)981-0700
                                                    -------------



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   (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
          -------------

          Jonathan Stern, the Executive Vice President and Chief Financial Officer of Lexent Inc. (the "Company"), resigned from the Company in order to pursue other business opportunities. Mr. Stern's resignation will be effective on June 17, 2002.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

          (c) Exhibits.

              None.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       LEXENT INC.



                                       By: /s/ Sidney A. Sayovitz
                                           ------------------------
                                           Sidney A. Sayovitz
                                           General Counsel

Date: May 29, 2002